Exhibit 99.2

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WESTERN
SIERRA
BANK

WESTERN SIERRA BANK

**WESTERN SIERRA BANCORP**

**NASD: "WSBA"**

**Over $1.2 Billion Assets**

**Premier multi-bank holding company in the Sacramento region**

WESTERN SIERRA

Western Sierra Bancorp

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Lakeport
Middletown
Kelseyville
Yuba City
Lincoln
Rocklin
Roseville
Natomas
Sacramento
Folsom
Elk Grove
Valley Springs
Sutter Creek
Antioch
Lodi
San Francisco
Copperopolis
Modesto
Turlock
Monterey
Reno
Lake Tahoe
Auburn
Pollock Pines
Placerville
Cameron Park
El Dorado Hills
San Andreas
Arnold
Sonora
Twain Harte
Columbia
Angels Camp
Jamestown
5
99
80
50
80
5
99

Western Sierra Bancorp

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# Our Formula For Success

- Outstanding Asset Quality
- Consistent Loan and Asset Growth
- Strong Net Interest Margin
- Low Operating Expenses
- A Strong Efficiency Ratio
- Consistent EPS Growth
- Operating in Growing Markets
- History of Successful M & A Integrations

Western Sierra Bancorp

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# Sacramento Regional Economy

Agriculture 1%
Construction 7%
Manufacturing 6%
Trade,Transportation & Utilities 16%
Information 3%
Financial Activities 7%
Professional & Business Services 13%
Educational & Health Services 9%
Leisure & Hospitality 9%
Other Services 4%
Government 25%

Western Sierra Bancorp

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Employment Growth in the Sacramento Region
historic
forecast
6%
4%
2%
0%
-2%
-4%
-6%
-8%
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Sacramento
Bay Area
California
US
All figures seasonally adjusted. Raw data is provided by EDD. Forecast by CICG 12/04.
CICG

Western Sierra Bancorp

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Assets
($ in millions)
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$475
$511
$678
$1,035
$1,198
$1,259
2000
2001
2002
2003
2004
Q2 2005
Western Sierra Bancorp

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Internal And Acquired Growth 1997 to 2004 (in Millions)
Internal Asset Growth $531
Acquired Assets $539
$250
$200
$150
$100
$50
$0
1997
1998
1999
2000
2001
2002
2003
2004
Internal
Acquisitions

Western Sierra Bancorp

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Total Deposits
($ in millions)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$434
$449
$589
$873
$1,023
$1,141
2000
2001
2002
2003
2004
Q2 2005
Western Sierra Bancorp

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Deposits Mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
52%
29%
19%
45%
32%
22%
42%
30%
27%
36%
39%
25%
39%
34%
27%
38%
35%
27%
2000
2001
2002
2003
2004
Q2 2005
Demand
MMA / Savings
Time

Western Sierra Bancorp

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# Gross Loans

($ in millions)

$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$329
$388
$539
$822
$937
$997
2000
2001
2002
2003
2004
Q2 2005

Western Sierra Bancorp

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# Loan Mix
(as of 12/31/04)

Ag
1%
SBA
2%
Other
.4%
Mtg Loans
11%
Commercial
10%
Lot/Land
9%
Com'l Const.
11%
1-4 Const.
10%
Com'l R/E
46%

Western Sierra Bancorp

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Loans / Assets
($ in millions)
Loans
Assets
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$329
$475
$388
$511
$539
$678
$819
$1,035
$937
$1,198
$997
$1,259
2000
2001
2002
2003
2004
Q2 2005

Western Sierra Bancorp

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# Charge Offs and Provisions / Avg Loans

Prov / Avg Loans
C/O's / Avg Loans
0.60%
0.45%
0.30%
0.15%
0.00%
-0.15%
0.13%
0.26%
0.44%
0.36%
0.31%
0.19%
-0.06%
0.06%
0.14%
0.08%
0.05%
-0.02%
2000
2001
2002
2003
2004
YTD 2005

Western Sierra Bancorp

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Non Performing / Avg Assets
0.60%
0.45%
0.30%
0.15%
0.00%
0.52%
0.24%
0.17%
0.15%
0.07%
0.13%
2000
2001
2002
2003
2004
Q2 2005
Western Sierra Bancorp

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Net Interest Margin
(Fully Tax Equivalent)
6.00%
5.00%
4.00%
3.00%
5.14%
5.02%
5.34%
5.16%
5.16%
5.31%
2000
2001
2002
2003
2004
YTD 2005
Western Sierra Bancorp

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Total Net Revenue with Internal Expense
Total Op Exp Less Merger Expense
Revenue and Expense Per Share
Net Revenue Growth Rate 18%
Expense Growth Rate 13%
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$3.84
$2.86
$4.51
$2.93
$5.76
$3.64
$6.90
$4.06
$7.92
$4.61
$8.64
$5.14
2000
2001
2002
2003
2004
YTD 2005
(Annualized)

Western Sierra Bancorp

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Efficiency Ratio
Excluding Merger Costs
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
69.61%
63.24%
61.07%
56.51%
55.20%
56.90%
2000
2001
2002
2003
2004
YTD 2005

Western Sierra Bancorp

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# Pre tax Income Per Employee

In 000's Excluding Merger Costs

$80
$60
$40
$20
$0
$30
$43
$57
$62
$67
2000
2001
2002
2003
2004

Western Sierra Bancorp

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Assets per Employee in Millions
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.1
$2.5
$2.7
$2.9
$3.7
2000
2001
2002
2003
2004
Western Sierra Bancorp

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# Operating Expense * / Avg Assets

4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
3.44%
3.37%
3.47%
3.09%
3.21%
3.17%
2000
2001
2002
2003
2004
YTD 2005

Western Sierra Bancorp

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Net Income (GAAP)
Excluding Merger Costs
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$3,884
$5,436
$8,004
$9,948
$15,036
$16,694
2000
2001
2002
2003
2004
YTD 2005

Western Sierra Bancorp

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Diluted Earnings Per Share
Excluding Merger Costs
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.76
$0.89
$1.26
$1.45
$1.91
$2.23
2000
2001
2002
2003
2004
2005 Est
Western Sierra Bancorp

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Diluted Earnings per Share
Excluding Merger Costs
EPS ($)
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05

* Excludes Merger and one-time REIT charge.

Western Sierra Bancorp

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ROE
ROE- Tangible
Return on Equity
Excluding Merger Costs
25.0%
20.0%
15.0%
10.0%
5.0%
14.21%
14.34%
14.47%
14.60%
16.91%
18.60%
15.61%
18.69%
14.95%
22.69%
14.80%
21.10%
2000
2001
2002
2003
2004
YTD
2005
Western Sierra Bancorp

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Return on Assets
Excluding Merger Costs
1.50%
1.00%
0.50%
0.00%
1.07%
1.10%
1.31%
1.22%
1.33%
1.39%
2000
2001
2002
2003
2004
YTD 2005
Western Sierra Bancorp

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## THREE SOURCES OF FUTURE GROWTH

Organic Growth

- De Novo Branching
- Mergers & Acquisitions

WESTERN
SIERRA
BANK

## Objectives

Net Interest Margin > 5.1%

Efficiency Ratio 52%-56%

Asset Quality – Top of Peer Group

Western Sierra Bancorp

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[LOGO]

Keefe, Bruyette & Woods

Community Bank Conference

July 26, 2005

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the future results and performance of WSBA. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause results to differ include risks that are outlined in detail in the Company’s SEC filings. Please refer to WSBA’s periodic reports that are filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended December 31, 2003 and our quarterly report on Form 10-Q for the most recent fiscal quarter.

[GRAPHIC]

WESTERN SIERRA
BANCORP

NASD: “WSBA”

Over $1.2 Billion
Assets

Premier multi-bank

holding company in

the Sacramento

region

[LOGO]

Western Sierra Bancorp

[LOGO]	Western Sierra Bank $560M in Assets
12 branches operating in Sacramento, El Dorado, Placer Counties

[LOGO]	Central California Bank $425M in Assets
12 branches operating in San Joaquin, Stanislaus, Calaveras, Amador, Tuolumne, Contra Costa Counties

[LOGO]	Auburn Community Bank $140M in Assets
2 branches operating in Placer County

[LOGO]	Lake Community Bank $115M in Assets
2 branches operating in Lake County

[GRAPHIC]

Our Formula For Success

• Outstanding Asset Quality	• A Strong Efficiency Ratio

• Consistent Loan and Asset Growth	• Consistent EPS Growth

• Strong Net Interest Margin	• Operating in Growing Markets

• Low Operating Expenses	• History of Successful M & A Integrations

The Market Opportunity

•  Diversified Market

•  Strong, Stable & Affordable Housing Market

•  Available land provides opportunity for growth and expansion

•  Strong & Stable Commercial Real Estate

•  Fastest Growing Community Bank in the Region

•  Continued migration of jobs and population from the Bay Area

•  Pockets of hyper growth in sub markets represent excellent Branch denovo opportunities

•  Numerous Community Banks represent potential partnership opportunities

Sacramento Regional Economy

[CHART]

Employment Growth in the Sacramento Region

[CHART]

WSBA M&A History WSBA M&A History – A Proven Track Record

Target	Date Completed	Deal Value	Total Assets	Operating Status
		($M)	($M)

Lake Community	4/99	$18.4	$86	Stand Alone
Roseville 1st	4/99	$8.8	$51	Merged with WSNB
Sentinel Community	5/00	$10.8	$94	Merged with CCB
Central California (“CCB”)	4/02	$9.2	$62	Stand Alone
Central Sierra (“CSB”)	7/03	$21.3	$148	Merged with CCB
Auburn Community	12/03	$22	$92	Stand Alone

Assets
($ in millions)

[CHART]

Internal And Acquired Growth 1997 to 2004 (in Millions)

[CHART]

Total Deposits
($ in millions)

[CHART]

Deposits Mix

[CHART]

Gross Loans

($ in millions)

[CHART]

Loan Mix

(as of 12/31/04)

[CHART]

Loans / Assets

($ in millions)

[CHART]

Charge Offs and Provisions / Avg Loans

[CHART]

Non Performing / Avg Assets

[CHART]

Net Interest Margin

(Fully Tax Equivalent)

[CHART]

Revenue and Expense Per Share

[CHART]

Efficiency Ratio

Excluding Merger Costs

[CHART]

Pre tax Income Per Employee

In 000’s Excluding Merger Costs

[CHART]

Assets per Employee in Millions

[CHART]

Operating Expense * / Avg Assets

* Excludes merger costs and mtg. commissions that do not generate assets

[CHART]

Net Income (GAAP)

Excluding Merger Costs

[CHART]

Diluted Earnings Per Share

Excluding Merger Costs

[CHART]

Diluted Earnings Per Share

Excluding Merger Costs

[CHART]

* Excludes Merger and one-time REIT charge.

Return on Equity

Excluding Merger Costs

[CHART]

Return on Assets

Excluding Merger Costs

[CHART]

Analyst Coverage

	RBC Capital	Sandler O’Neill	Hoefer & Arnett	First Tenn.	Average
Last Report	19-Jul-05	19-Jul-05	19-Jul-05	19-Jul-05
Analyst	Joe Morford	Ramsey Gregg	Don Worthington	Kenneth James
Rating	Sector Perform	Buy	Buy	Buy
Price Target	$39.00	$40.00	$40.00	$41.00	$40.00
2005 EPS Est.	$2.23	$2.23	$2.23	$2.23	$2.23
2006 EPS Est.	$2.53	$2.57	$2.60	$2.57	$2.57

Valuation

Price @ 7/19/05	$35.11
Book Value Per Share	$15.53
Tangible Book Value Per Share	$11.19
Price to Book	2.26	x
Price to Tangible Book	3.14	x
2005 Est. Price/Earnings	15.7	x
2006 Est. Price/Earnings	13.7	x

THREE SOURCES OF FUTURE GROWTH

Organic Growth
[GRAPHIC]
• De Novo Branching

• Mergers & Acquisitions

Objectives

Net Interest Margin > 5.1%

[GRAPHIC]	Efficiency Ratio 52%-56%

Asset Quality – Top of Peer Group

Contact Information:

Gary D. Gall President / CEO Phone (530) 677-5694 Email: ggall@wsnb.com	Anthony J. Gould Chief Financial Officer Phone (530) 698-2234 Email: agould@wsnb.com